Exhibit 99.1
FOR IMMEDIATE RELEASE

Contact:	M. Keith Waddell President and Chief Executive Officer (650) 234-6000

ROBERT HALF REPORTS SECOND-QUARTER FINANCIAL RESULTS

MENLO PARK, Calif., July 23, 2020 — Robert Half International Inc. (NYSE symbol: RHI) today reported revenues and earnings for the second quarter ended June 30, 2020.
For the quarter ended June 30, 2020, net income was $46 million, or $.41 per share, on revenues of $1.108 billion. Net income for the prior year’s second quarter was $115 million, or $.98 per share, on revenues of $1.516 billion.
For the six months ended June 30, 2020, net income was $136 million, or $1.20 per share, on revenues of $2.615 billion.
For the six months ended June 30, 2019, net income was $224 million, or $1.91 per share, on revenues of $2.985 billion.
“Robert Half’s second-quarter results were clearly affected by the economic crisis resulting from the COVID-19 pandemic, most acutely in our staffing business,” said M. Keith Waddell, president and CEO of Robert Half. “Protiviti had an outstanding quarter and continues to benefit from strong solutions offerings and pipeline. We are encouraged by recent signs of week-on-week sequential growth in our staffing operations, and, although significant uncertainty continues, we approach the third quarter with optimism.”
Robert Half management will conduct a conference call today at 5 p.m. EDT. The prepared remarks for this call are available now in the Investor Center of the Robert Half website (www.roberthalf.com/investor-center). Simply click on the Quarterly Conference Calls link. The dial-in number to listen to today’s conference call is 877-814-0475 (+1-706-643-9224 outside the United States). The password is “Robert Half.”
A taped recording of this call will be available for replay beginning at approximately 8 p.m. EDT today and ending at 11:59 p.m. EDT on August 6. The dial-in number for the replay is 855-859-2056 (+1-404-537-3406 outside the United States). To access the replay, enter conference ID# 9295939. The conference call also will be archived in audio format on the company’s website at www.roberthalf.com/investor-center.
Founded in 1948, Robert Half is the world’s first and largest specialized staffing firm and a recognized leader in professional consulting and staffing services. The company’s specialized staffing divisions include Accountemps®, Robert Half® Finance & Accounting and Robert Half® Management Resources, for temporary, full-time and senior-level project professionals, respectively, in the fields of accounting and finance; OfficeTeam®, for highly skilled administrative support professionals; Robert Half® Technology, for project and full-time technology professionals; Robert Half® Legal, for project and full-time staffing of lawyers, paralegals and legal support personnel; and The Creative Group®, for creative, digital, marketing, advertising and public relations professionals. Robert Half also is the parent company of Protiviti®, a global consulting firm that provides clients with consulting solutions in finance, technology, operations, data, analytics, governance, risk and internal audit.
Robert Half has staffing and consulting operations in more than 400 locations worldwide.

Certain information contained in this press release and its attachments may be deemed forward-looking statements regarding events and financial trends that may affect the company’s future operating results or financial positions. These statements may be identified by words such as “estimate”, “forecast”, “project”, “plan”, “intend”, “believe”, “expect”, “anticipate”, or variations or negatives thereof, or by similar or comparable words or phrases. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in the statements.

These risks and uncertainties include, but are not limited to, the following: changes to or new interpretations of U.S. or international tax regulations; the global financial and economic situation; the duration and impact of the COVID-19 pandemic and efforts to mitigate its spread; changes in levels of unemployment and other economic conditions in the United States or foreign countries where the company does business, or in particular regions or industries; reduction in the supply of candidates for temporary employment or the company’s ability to attract candidates; the entry of new competitors into the marketplace or expansion by existing competitors; the ability of the company to maintain existing client relationships and attract new clients in the context of changing economic or competitive conditions; the impact of competitive pressures, including any change in the demand for the company’s services; on the company’s ability to maintain its margins; the possibility of the company incurring liability for its activities, including the activities of its temporary employees, or for events impacting its temporary employees on clients’ premises; the possibility that adverse publicity could impact the company’s ability to attract and retain clients and candidates; the success of the company in attracting, training, and retaining qualified management personnel and other staff employees; the company’s ability to comply with governmental regulations affecting personnel services businesses in particular or employer/employee relationships in general; whether there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; the company’s reliance on short-term contracts for a significant percentage of its business; litigation relating to prior or current transactions or activities, including litigation that may be disclosed from time to time in the company’s SEC filings; the ability of the company to manage its international operations and comply with foreign laws and regulations; the impact of fluctuations in foreign currency exchange rates; the possibility that the additional costs the company will incur as a result of healthcare reform legislation may adversely affect the company’s profit margins or the demand for the company’s services; the possibility that the company’s computer and communications hardware and software systems could be damaged or their service interrupted; and the possibility that the company may fail to maintain adequate financial and management controls and as a result suffer errors in its financial reporting.
Additionally, with respect to Protiviti, other risks and uncertainties include the fact that future success will depend on its ability to retain employees and attract clients; there can be no assurance that there will be ongoing demand for Sarbanes-Oxley or other regulatory compliance services; failure to produce projected revenues could adversely affect financial results; and there is the possibility of involvement in litigation relating to prior or current transactions or activities.
Because long-term contracts are not a significant part of the company’s business, future results cannot be reliably predicted by considering past trends or extrapolating past results. The company undertakes no obligation to update information contained in this release.
A copy of this release is available at www.roberthalf.com/investor-center.

ATTACHED:	Summary of Operations Supplemental Financial Information Non-GAAP Financial Measures

ROBERT HALF INTERNATIONAL INC.
SUMMARY OF OPERATIONS
(in thousands, except per share amounts)

	Quarter Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(Unaudited)		(Unaudited)

Service revenues	$1,108,326	$1,516,385	$2,615,017	$2,984,915
Costs of services	685,249	878,844	1,581,223	1,739,786

Gross margin	423,077	637,541	1,033,794	1,245,129

Selling, general and administrative expenses	364,828	478,139	844,401	939,498
Amortization of intangible assets	330	341	668	683
Interest income, net	(105)	(1,042)	(1,062)	(2,538)

Income before income taxes	58,024	160,103	189,787	307,486
Provision for income taxes	11,828	45,491	53,676	83,076

Net income	$46,196	$114,612	$136,111	$224,410

Diluted net income per share	$.41	$.98	$1.20	$1.91

Shares:
Basic	112,865	116,381	113,026	116,722
Diluted	113,121	116,988	113,489	117,475

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	Quarter Ended June 30,				Six Months Ended June 30,
	2020		2019		2020		2019
	(Unaudited)				(Unaudited)
SERVICE REVENUES:
Accountemps	$322,596	29.1%	$486,992	32.1%	$803,037	30.7%	$970,465	32.5%
OfficeTeam	132,730	12.0%	261,034	17.2%	371,766	14.2%	513,069	17.2%
Robert Half Technology	151,542	13.7%	179,375	11.8%	334,965	12.8%	351,303	11.8%
Roberth Half Management Resources	146,518	13.2%	175,311	11.6%	335,738	12.9%	352,502	11.8%
Robert Half Finance & Accounting	71,030	6.4%	140,894	9.3%	191,519	7.3%	272,456	9.1%
Protiviti	283,910	25.6%	272,779	18.0%	577,992	22.1%	525,120	17.6%
Total	$1,108,326	100.0%	$1,516,385	100.0%	$2,615,017	100.0%	$2,984,915	100.0%

GROSS MARGIN:
Temporary and consultant staffing	$279,302	37.1%	$420,837	38.2%	$692,298	37.5%	$833,302	38.1%
Permanent placement staffing	70,906	99.8%	140,638	99.8%	191,186	99.8%	271,946	99.8%
Risk consulting and internal audit services	72,869	25.7%	76,066	27.9%	150,310	26.0%	139,881	26.6%
Total	$423,077	38.2%	$637,541	42.0%	$1,033,794	39.5%	$1,245,129	41.7%

OPERATING INCOME:
Temporary and consultant staffing	$28,390	3.8%	$105,238	9.5%	$122,154	6.6%	$211,256	9.7%
Permanent placement staffing	(248)	(0.3%)	25,344	18.0%	10,663	5.6%	46,901	17.2%
Risk consulting and internal audit services	30,107	10.6%	28,820	10.6%	56,576	9.8%	47,474	9.0%
Total	$58,249	5.3%	$159,402	10.5%	$189,393	7.2%	$305,631	10.2%

SELECTED CASH FLOW INFORMATION:
Depreciation	$15,596		$16,088		$31,509		$31,740
Capital expenditures	$7,988		$15,955		$22,264		$28,625
Open market repurchases of common stock (shares)	—		1,031		983		1,812

ROBERT HALF INTERNATIONAL INC.
SUPPLEMENTAL FINANCIAL INFORMATION
(in thousands)

	June 30,
	2020	2019
	(Unaudited)
SELECTED BALANCE SHEET INFORMATION:
Cash and cash equivalents	$501,485	$269,440
Accounts receivable, less allowances	$665,409	$842,294
Total assets	$2,402,377	$2,239,419
Total current liabilities	$977,167	$909,510
Notes payable, less current portion	$122	$350
Total stockholders’ equity	$1,156,706	$1,109,227

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
The financial results of Robert Half International Inc. (the “Company”) are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and the rules of the U.S. Securities and Exchange Commission (“SEC”). To help readers understand the Company’s financial performance, the Company supplements its GAAP financial results with revenue growth rates derived from non-GAAP revenue amounts.
Variations in the Company’s financial results include the impact of changes in foreign currency exchange rates, billing days, and certain intercompany adjustments. The Company provides “as adjusted” revenue growth calculations to remove the impact of these items. These calculations show the year-over-year revenue growth rates for the Company’s lines of business on both a reported basis and also on an as-adjusted basis for global, U.S., and international operations. This information is presented for each of the six most recent quarters. The Company has provided this data because it focuses on the Company’s revenue growth rates attributable to operating activities and aids in evaluating revenue trends over time. The Company expresses year-over-year revenue changes as calculated percentages using the same number of billing days, constant currency exchange rates, and certain intercompany adjustments.
The non-GAAP financial measures provided herein may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies may calculate such financial results differently. The Company’s non-GAAP financial measures are not measurements of financial performance under GAAP and should not be considered as alternatives to actual revenue growth derived from revenue amounts presented in accordance with GAAP. The Company does not consider these non-GAAP financial measures to be a substitute for, or superior to, the information provided by GAAP financial results. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures is provided on the following pages.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATES (%) (UNAUDITED):

	Year-Over-Year Growth Rates (As Reported)						Non-GAAP Year-Over-Year Growth Rates (As Adjusted)
	2019				2020		2019				2020
	Q1	Q2	Q3	Q4	Q1	Q2	Q1	Q2	Q3	Q4	Q1	Q2
Global
Accountemps	2.5	1.3	2.1	0.6	-0.6	-33.8	5.6	2.8	1.6	1.1	-1.3	-33.1
OfficeTeam	-3.5	-2.7	0.3	-3.8	-5.2	-49.2	-0.4	-1.2	-0.1	-3.2	-5.9	-48.9
RH Technology	7.4	4.6	4.9	6.4	6.7	-15.5	10.7	6.4	4.8	7.2	5.7	-15.2
RH Management Resources	2.1	4.6	9.2	6.1	6.8	-16.4	14.3	12.0	12.9	9.4	6.3	-15.7
Temporary and consultant staffing	1.7	1.4	3.2	1.3	0.7	-31.7	6.2	3.7	3.4	2.2	0.0	-31.2
Permanent placement staffing	8.4	4.3	3.8	0.4	-8.4	-49.6	12.3	6.2	3.4	0.9	-9.0	-49.1
Total staffing	2.4	1.7	3.3	1.2	-0.3	-33.7	6.9	4.0	3.4	2.1	-1.0	-33.2
Protiviti	21.5	16.6	18.3	15.7	16.5	4.1	17.3	13.8	14.6	14.1	15.5	4.5
Total	5.2	4.1	5.9	3.8	2.6	-26.9	8.5	5.6	5.4	4.3	1.9	-26.4

United States
Temporary and consultant staffing	3.4	3.5	5.7	3.0	2.0	-31.7	5.1	3.8	4.5	3.2	0.5	-31.7
Permanent placement staffing	10.0	6.6	6.5	3.0	-4.9	-51.6	11.8	6.9	5.3	3.2	-6.3	-51.6
Total staffing	4.0	3.8	5.8	3.0	1.3	-33.7	5.7	4.1	4.5	3.2	-0.2	-33.7
Protiviti	14.9	14.7	17.5	17.3	21.3	6.4	16.8	15.1	16.2	17.5	19.5	6.3
Total	5.7	5.6	7.9	5.6	4.7	-26.5	7.4	6.0	6.6	5.7	3.2	-26.5

International
Temporary and consultant staffing	-3.7	-5.9	-5.0	-4.8	-3.8	-31.8	10.2	3.1	-0.2	-1.0	-1.9	-28.9
Permanent placement staffing	4.9	-0.6	-2.1	-5.3	-15.9	-45.0	12.8	4.4	-0.6	-4.1	-14.6	-43.2
Total staffing	-2.5	-5.1	-4.6	-4.8	-5.6	-33.8	10.5	3.3	-0.3	-1.5	-3.7	-31.1
Protiviti	48.8	23.2	21.2	10.4	1.3	-3.9	18.9	9.4	9.3	3.3	2.4	-1.5
Total	3.7	-1.0	-0.7	-2.2	-4.4	-28.4	11.9	4.4	1.4	-0.6	-2.7	-25.7
The non-GAAP financial measures included in the table above adjust for the following items:
Foreign Currency Translation. The “As Reported” revenue growth rates are based upon reported revenues, which include the impact of changes in foreign currency exchange rates. In order to calculate “Constant Currency” revenue growth rates, as reported amounts are retranslated using foreign exchange rates from the prior year’s comparable period.
Billing Days. The “As Reported” revenue growth rates are based upon reported revenues. Management calculates a global, weighted-average number of billing days for each reporting period based upon inputs from all countries and all lines of business. In order to remove the fluctuations caused by comparable periods having different billing days, the company calculates “same billing day” revenue growth rates by dividing each comparative period’s reported revenues by the calculated number of billing days for that period to arrive at a “per billing day” amount. The “same billing day” growth rates are then calculated based upon the “per billing day” amounts.
Intercompany Adjustments. The “As Reported” revenue growth rates are based upon reported revenues. In order to remove the fluctuations caused by the impact of certain intercompany adjustments, applicable comparative period revenues are reclassified to conform with the current period presentation.
The term “As Adjusted” means that the impact of different billing days, constant currency fluctuations, and certain intercompany adjustments are removed from the revenue growth rate calculation. A reconciliation of the non-GAAP year-over-year revenue growth rates to the “As Reported” year-over-year revenue growth rates is included herein on Pages 8-10.

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED)

Year-Over-Year Revenue Growth – GLOBAL
	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Accountemps
As Reported	2.5	1.3	2.1	0.6	-0.6	-33.8
Billing Days Impact	1.4	0.3	-1.3	0.0	-1.5	-0.1
Currency Impact	1.7	1.2	0.8	0.5	0.8	0.8
As Adjusted	5.6	2.8	1.6	1.1	-1.3	-33.1
OfficeTeam
As Reported	-3.5	-2.7	0.3	-3.8	-5.2	-49.2
Billing Days Impact	1.3	0.2	-1.4	0.0	-1.3	0.0
Currency Impact	1.8	1.3	1.0	0.6	0.6	0.3
As Adjusted	-0.4	-1.2	-0.1	-3.2	-5.9	-48.9
Robert Half Technology
As Reported	7.4	4.6	4.9	6.4	6.7	-15.5
Billing Days Impact	1.4	0.3	-1.4	0.1	-1.5	-0.2
Currency Impact	1.2	0.9	0.6	0.3	0.5	0.5
Intercompany Adjustments	0.7	0.6	0.7	0.4	―	―
As Adjusted	10.7	6.4	4.8	7.2	5.7	-15.2
Robert Half Management Resources
As Reported	2.1	4.6	9.2	6.1	6.8	-16.4
Billing Days Impact	1.5	0.2	-1.5	0.0	-1.5	-0.2
Currency Impact	2.8	2.0	1.3	0.8	1.0	0.9
Intercompany Adjustments	7.9	5.2	3.9	2.5	―	―
As Adjusted	14.3	12.0	12.9	9.4	6.3	-15.7
Temporary and consultant staffing
As Reported	1.7	1.4	3.2	1.3	0.7	-31.7
Billing Days Impact	1.4	0.2	-1.3	0.0	-1.4	-0.1
Currency Impact	1.8	1.3	0.9	0.5	0.7	0.6
Intercompany Adjustments	1.3	0.8	0.6	0.4	―	―
As Adjusted	6.2	3.7	3.4	2.2	0.0	-31.2
Permanent placement staffing
As Reported	8.4	4.3	3.8	0.4	-8.4	-49.6
Billing Days Impact	1.4	0.2	-1.4	0.0	-1.4	-0.1
Currency Impact	2.5	1.7	1.0	0.5	0.8	0.6
As Adjusted	12.3	6.2	3.4	0.9	-9.0	-49.1
Total staffing
As Reported	2.4	1.7	3.3	1.2	-0.3	-33.7
Billing Days Impact	1.4	0.3	-1.4	0.0	-1.4	-0.1
Currency Impact	1.9	1.3	0.9	0.5	0.7	0.6
Intercompany Adjustments	1.2	0.7	0.6	0.4	—	―
As Adjusted	6.9	4.0	3.4	2.1	-1.0	-33.2
Protiviti
As Reported	21.5	16.6	18.3	15.7	16.5	4.1
Billing Days Impact	1.5	0.3	-1.4	0.1	-1.6	-0.1
Currency Impact	1.7	1.2	0.8	0.3	0.6	0.5
Intercompany Adjustments	-7.4	-4.3	-3.1	-2.0	—	―
As Adjusted	17.3	13.8	14.6	14.1	15.5	4.5
Total
As Reported	5.2	4.1	5.9	3.8	2.6	-26.9
Billing Days Impact	1.4	0.2	-1.4	0.0	-1.4	-0.1
Currency Impact	1.9	1.3	0.9	0.5	0.7	0.6
As Adjusted	8.5	5.6	5.4	4.3	1.9	-26.4

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – UNITED STATES
	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Temporary and consultant staffing
As Reported	3.4	3.5	5.7	3.0	2.0	-31.7
Billing Days Impact	1.7	0.3	-1.2	0.2	-1.5	0.0
Currency Impact	—	—	—	—	—	―
As Adjusted	5.1	3.8	4.5	3.2	0.5	-31.7

Permanent placement staffing
As Reported	10.0	6.6	6.5	3.0	-4.9	-51.6
Billing Days Impact	1.8	0.3	-1.2	0.2	-1.4	0.0
Currency Impact	—	—	—	—	—	―
As Adjusted	11.8	6.9	5.3	3.2	-6.3	-51.6

Total staffing
As Reported	4.0	3.8	5.8	3.0	1.3	-33.7
Billing Days Impact	1.7	0.3	-1.3	0.2	-1.5	0.0
Currency Impact	—	—	—	—	—	―
As Adjusted	5.7	4.1	4.5	3.2	-0.2	-33.7

Protiviti
As Reported	14.9	14.7	17.5	17.3	21.3	6.4
Billing Days Impact	1.9	0.4	-1.3	0.2	-1.8	-0.1
Currency Impact	—	—	—	—	—	―
As Adjusted	16.8	15.1	16.2	17.5	19.5	6.3

Total
As Reported	5.7	5.6	7.9	5.6	4.7	-26.5
Billing Days Impact	1.7	0.4	-1.3	0.1	-1.5	0.0
Currency Impact	—	—	—	—	—	―
As Adjusted	7.4	6.0	6.6	5.7	3.2	-26.5

ROBERT HALF INTERNATIONAL INC.
NON-GAAP FINANCIAL MEASURES
REVENUE GROWTH RATE (%) RECONCILIATION (UNAUDITED):

Year-Over-Year Revenue Growth – INTERNATIONAL
	Q1 2019	Q2 2019	Q3 2019	Q4 2019	Q1 2020	Q2 2020
Temporary and consultant staffing
As Reported	-3.7	-5.9	-5.0	-4.8	-3.8	-31.8
Billing Days Impact	0.4	-0.2	-1.6	-0.4	-1.4	0.0
Currency Impact	8.1	5.7	3.8	2.4	3.3	2.9
Intercompany Adjustments	5.4	3.5	2.6	1.8	—	―
As Adjusted	10.2	3.1	-0.2	-1.0	-1.9	-28.9

Permanent placement staffing
As Reported	4.9	-0.6	-2.1	-5.3	-15.9	-45.0
Billing Days Impact	0.3	-0.2	-1.5	-0.4	-1.1	-0.1
Currency Impact	7.6	5.2	3.0	1.6	2.4	1.9
As Adjusted	12.8	4.4	-0.6	-4.1	-14.6	-43.2

Total staffing
As Reported	-2.5	-5.1	-4.6	-4.8	-5.6	-33.8
Billing Days Impact	0.3	-0.2	-1.6	-0.6	-1.3	-0.1
Currency Impact	8.0	5.6	3.7	2.3	3.2	2.8
Intercompany Adjustments	4.7	3.0	2.2	1.6	—	―
As Adjusted	10.5	3.3	-0.3	-1.5	-3.7	-31.1

Protiviti
As Reported	48.8	23.2	21.2	10.4	1.3	-3.9
Billing Days Impact	0.3	-0.1	-1.8	-0.6	-1.4	0.0
Currency Impact	7.1	5.0	3.5	1.4	2.5	2.4
Intercompany Adjustments	-37.3	-18.7	-13.6	-7.9	—	―
As Adjusted	18.9	9.4	9.3	3.3	2.4	-1.5

Total
As Reported	3.7	-1.0	-0.7	-2.2	-4.4	-28.4
Billing Days Impact	0.4	-0.1	-1.6	-0.5	-1.3	0.0
Currency Impact	7.8	5.5	3.7	2.1	3.0	2.7
As Adjusted	11.9	4.4	1.4	-0.6	-2.7	-25.7